ITEM 77Q1(E)  NEW INVESTMENT ADVISORY CONTRACTS

Incorporated  by reference to exhibits  (d)(1)(iv),  (d)(1)(v),  (d)(2)(iii) and
(d)(2)(v) to post-effective amendment no. 15 to the Registrant's registration statement filed on Form Type 485BPOS on March 12, 2001 (Accession No. 0001127563-01-000042).